Exhibit 23.2

                              KPMG Peat Marwick LLP







                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Aeroflex Incorporated:

We consent to the use of our report incorporated herein by reference.


                                   /s/ KPMG Peat Marwick LLP

                                   KPMG PEAT MARWICK LLP

Jericho, New York
December 10, 1997